Exhibit 4.1
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7.25% SERIES A PREFERRED SHARES                  7.25% SERIES A PREFERRED SHARES


                                                            CUSIP NO.  GO692U208
ORGANIZED UNDER THE LAWS                     See reverse for certain definitions
OF BERMUDA

                          AXIS CAPITAL HOLDINGS LIMITED

                         7.25% SERIES A PREFERRED SHARES


This Certifies that ________________________________________

is the registered owner of _________________________________


        FULLY PAID AND NON-ASSESSABLE 7.25% SERIES A PREFERRED SHARES,
                    PAR VALUE OF US $0.0125 PER SHARE, OF

AXIS CAPITAL HOLDINGS LIMITED transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Memorandum of Association and Bye-Laws of the Company and the Certificate of Designations approved by the Board of Directors of the Company and any amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the seal of the Company and the facsimile signatures of its duly authorized officers.

Dated: ____________


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SECRETARY                                   CHIEF EXECUTIVE OFFICER AND
                                            PRESIDENT

COUNTERSIGNED AND REGISTERED:
   THE BANK OF NEW YORK
   TRANSFER AGENT AND REGISTRAR

By:__________________________
      Authorized Signature

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   - as tenants in common            UNIF GIFT MIN ACT ____Custodian____
TEN ENT   - as tenants by the entireties                      (Cust)     (Minor)
JT TEN    - as joint tenants with right of        under Uniform Gifts to Minors
            survivorship and not as tenants       Act _______________
            in common                             (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, _________________  hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                            POSTAL CODE OF ASSIGNEE)

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           Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint


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Attorney to transfer the said Shares on the books of the within named Company with full power of substitution in the premises.

Dated
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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGE- MENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN ANY APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.